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EXHIBIT A(10)(a)(vi)
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NORTHSTAR LIFE                         VARIABLE GROUP UNIVERSAL LIFE APPLICATION

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Northstar Life Insurance Company - University Corporate Centre at Amherst -
Suite 424  100 Corporate Parkway - Amherst, New York 14226
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SPOUSE APPLICATION                                                                             POLICY NUMBER:
                                                                                                      19974
INSURED'S INFORMATION
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NAME                                      DATE OF BIRTH                 SOCIAL SECURITY NUMBER                           GENDER
    Jane A. Doe                              02-01-61                        234-56-7890                                 [ ] M [X] F
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STREET ADDRESS                          CITY                            STATE        ZIP CODE            DAYTIME TELEPHONE NUMBER
    456 Main Street                       Anytown                          USA          00000            (000) 333-4444
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BENEFICIARY'S NAME                          SOCIAL SECURITY NUMBER                          RELATIONSHIP AND CLASS
    John C. Doe                                 123-45-6789                                      Spouse - Class 1
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MAILING ADDRESS
    456 Main Street, Anytown, USA 00000
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(1)  [ ] Yes  [X] No  Have you used tobacco in any form during the past 12 months?

(2)  [X] Yes  [ ] No  On the date you sign this application, are you actively working outside your home at least 20 hours per week?

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TO BE ELIGIBLE FOR THE GUARANTEED ISSUE AMOUNT AN ELIGIBLE EMPLOYEE'S SPOUSE MUST BE ACTIVELY WORKING OUTSIDE
HIS OR HER HOME FOR AT LEAST 20 HOURS PER WEEK ON THE DATE HE OR SHE SIGNS THIS APPLICATION FOR COVERAGE, AND
FOR 20 HOURS PER WEEK FOR EACH OF THE 4 WEEK(S) IMMEDIATELY PRIOR TO THE DATE THIS APPLICATION FOR COVERAGE
IS APPROVED BY NORTHSTAR LIFE. IF YOU HAVE ANSWERED YES TO THE SECOND QUESTION, AND YOU MEET THE ELIGIBILITY
REQUIREMENTS AS STATED ABOVE, YOU ARE ELIGIBLE FOR THE SPOUSE GUARANTEED ISSUE AMOUNT AS SPECIFIED ON THE
POLICYHOLDER'S APPLICATION TO THE GROUP POLICY.
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EMPLOYEE INFORMATION
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NAME                                                             DATE OF BIRTH                     SOCIAL SECURITY NUMBER
          John C. Doe                                                 01-01-61                       123-45-6789
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EMPLOYER                         DATE OF EMPLOYMENT              EMPLOYMENT LOCATION               EMPLOYEE IDENTIFICATION NUMBER
ABC COMPANY                            05-01-97                   Anytown, USA                        111-22-3333
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INSURANCE INFORMATION
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Insurance Amount:                  $ 25,000               Premium Amount:                      (1)   $ 4.35

Child Term Rider
(If elected, please list names        $ N/A               Additional Amount Paid:              (2)   $    0
and dates of birth below)
                                                          Child Rider Premium:                 (3)   $  N/A

                                                          Total Premium: (Add Lines 1-3)             $ 4.35

NOTE: YOU OR YOUR SPOUSE MAY CHOOSE CHILDREN'S COVERAGE, NOT BOTH.
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                  Child's Name                      Date of Birth                     Child's Name                  Date of Birth

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ACCOUNT OPTIONS

Please select the allocation of net premium:
(Allocations must total 100%. Minimum of 10% in any account, allocations must be in increments of 1%.)

20 % GUARANTEED ACCOUNT
--
SUB-ACCOUNT OPTIONS

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
FIXED                                       BALANCED                                    EQUITY
-----                                       --------                                    ------
20 % BOND                                   20 % ASSET ALLOCATION                       20 % CAPITAL APPRECIATION
   % MATURING GOVERNMENT BOND 2010                                                      20 % GROWTH
--
   % MONEY MARKET                                                                          % INDEX 500
--                                                                                      --
   % MORTGAGE SECURITIES                                                                   % INTERNATIONAL STOCK
--                                                                                      --
   % VIP HIGH INCOME                                                                       % SMALL COMPANY GROWTH
--                                                                                      --
   % GLOBAL BOND                                                                           % VALUE STOCK
--                                                                                      --
                                                                                           % VIP EQUITY-INCOME
                                                                                        --
                                                                                           % VIP 11 CONTRAFUND
                                                                                        --
                                                                                           % SMALL COMPANY VALUE
                                                                                        --
                                                                                           % INDEX 400 MID-CAP
                                                                                        --
                                                                                           % MICRO-CAP GROWTH
                                                                                        --
                                                                                           % MACRO-CAP VALUE
                                                                                        --
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OWNER


The Proposed Insured will be the Owner of any policy issued on this application, unless requested otherwise below. The Owner has every benefit, right or privilege given by policy terms. Policy transactions between Northstar Life and the Owner do not require the Insured's notice or consent.



Name (If a Corporation, give the state in which it is incorporated)
                                                                   -------------

Relationship to Proposed Insured
                                 -----------------------------------------------

Tax I.D. Number or Social Security Number
                                         ---------------------------------------

Owner's Address
               -----------------------------------------------------------------

City                               State                  Zip Code
    ------------------------------      ------------------         -------------


I agree that because this application is for a Variable Group Universal Life policy, that Northstar Life, if it is unable for any reason to collect funds for units which have been allocated to a sub-account under the policy applied for, may redeem for itself the full value of such units. If such units are no longer available, it may recover that value from any other units of equal value available under the policy.


I UNDERSTAND THAT THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT (OR BOTH) OF THE POLICY APPLIED FOR MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. I UNDERSTAND THAT THE ACCOUNT VALUE OF THE POLICY APPLIED FOR INCREASES AND DECREASES DEPENDING ON THE INVESTMENT RESULTS. THERE IS NO GUARANTEED MINIMUM ACCOUNT VALUE FOR NET PREMIUMS INVESTED IN THE SUB-ACCOUNTS.

The information contained in this application is true and complete.


EMPLOYEE'S SIGNATURE (or owner's if different)                DATE
X     /s/ John C. Doe                                              05-01-97

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INVESTMENT SUITABILITY -TO BE COMPLETED BY OWNER

NASD rules require inquiry concerning the financial condition of individuals applying for variable policies. The proposed Owner must supply such information so that an informed judgement may be made as to the suitability of the investment for the Owner.

NOTE:    IF THE PROPOSED INSURED AND PROPOSED OWNER ARE NOT THE SAME, THE
PROPOSED OWNER MUST COMPLETE QUESTIONS 9-11 ALSO.
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  1 .   Have you received the prospectus for the Northstar Life Variable Universal Life Account, which includes prospectuses for the Advantus Series Fund, Inc. and the
        Fidelity's Variable Insurance Products Funds?                                                           [X] Yes  [ ] No

  2.    Would you like us to send you a Statement of Additional Information referred to in the
        prospectuses named above?                                                                               [X] Yes  [ ] No

  3.    Are you an employee of Northstar Life?                                                                  [ ] Yes  [X] No

  4.    Are you a spouse or dependent child of an employee of Northstar Life?                                   [ ] Yes  [X] No

  5.    Are you an employee of a NASD firm?                                                                     [ ] Yes  [X] No

  6.    Dependents:  [ ] Spouse         Age                     [ ] Children Ages
                                            -------------                           -------------------------

  7.    Current Approximate:

        Annual Income       $50,000      Assets $ 150,000          Debt $    50,000    Tax Bracket       28%

  8.    Other Investments:

             Savings                        $10,000                           Balanced/Total Return Funds         $
                                            -------------                                                         -------------
             Insurance Cash Value           $                                 Stock Funds                         $
                                            -------------                                                         -------------
             Real Estate                    $85,000                           Bond Funds                          $
                                            -------------                                                         -------------
             Business Interests             $                                 Individual Stocks                   $
                                            -------------                                                         -------------
             Retirement Funds               $                                 Individual Bonds                    $
                                            -------------                                                         -------------
             Other                          $
                                            -------------

  9. Ranking of Investment Objectives - (Rank 1-5, in order of importance):

           5      Capital Preservation/Conservative Income            1           Growth
         ----                                                       ----
           4      Current Income                                      2           Aggressive Growth
         ----                                                       ----
           3      Total Return/Conservative Growth
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 10. Risk Tolerance (please check one): [ ]Low Risk [X] Moderate Risk [ ]High Risk

PLEASE ANSWER THE FOLLOWING QUESTIONS IF THE PROPOSED INSURED AND THE PROPOSED OWNER ARE NOT THE SAME.

 11. Employer
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     Address
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     Occupation                                                                           Years Employed
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 12. Are you of legal age in the state of your mailing address?  [ ] Yes  [ ] No

The information contained in this application is true and complete.
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SPOUSE'S SIGNATURE (OR OWNER'S IF DIFFERENT)                                                                        DATE
X     /s/ Jane A. Doe                                                                                                 05-01-97
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                                                   FOR HOME OFFICE USE
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SUITABILITY ACCEPTED BY REGISTERED PRINCIPAL                                                                        DATE
      /s/ Sam S. Smith                                                                                               05-01-97
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